FIRST TRUST EXCHANGE-TRADED FUND VIII

Amended and Restated Establishment and Designation of Series

of Shares of Beneficial Interest

(Effective as of March 26, 2026)

WHEREAS, pursuant to Section 4.9 of the Amended and Restated Declaration of Trust dated June 12, 2017 as the same may be amended from time to time (the “Declaration”), of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), the Board of Trustees of the Trust divided the Shares of the Trust into five series of shares of beneficial interests in the Trust (each, a “Series”): First Trust Strategic Mortgage REIT ETF, First Trust Long/Short Currency Strategy ETF, First Trust Equity Market Neutral ETF, First Trust CEF Income Opportunity ETF and First Trust Municipal CEF Income Opportunity ETF (the “Initial Series”) as set forth on Appendix A to the Declaration;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 25, 2016, designated two additional Series to be named EquityCompass Equity Risk Manager ETF and EquityCompass Tactical Equity Risk Manager ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 12, 2016, terminated First Trust Equity Market Neutral ETF as a series of the Trust, designated one additional Series of the Trust to be named First Trust TCW Opportunistic Fixed Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the termination and the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on January 17, 2017, renamed the two Series EquityCompass Equity Risk Manager ETF and EquityCompass Tactical Equity Risk Manager ETF as EquityCompass Risk Manager ETF and EquityCompass Tactical Risk Manager ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 11, 2017, terminated First Trust Strategic Mortgage REIT ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the termination;

WHEREAS, pursuant to Section 4,9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 5, 2018, designated an additional Series to be named First Trust TCW Unconstrained Plus Bond ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on April 23, 2018, designated one additional Series to be named First Trust Pax U.S. Equity ESG Leaders ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 11, 2018, designated two additional Series to be named First Trust Brookmont Dividend Equity ETF and First Trust Limited Duration Strategic Focus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 9 & 10, 2018, terminated First Trust Brookmont Dividend Equity ETF and First Trust Long/Short Currency Strategy ETF, and renamed First Trust Limited Duration Strategic Focus ETF as First Trust Low Duration Strategic Focus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the terminations and the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on January 17, 2019, designated two additional Series to be named First Trust Buffer April ETF, and First Trust Ultra Buffer April ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 2, 2019, designated three additional Series to be named First Trust Active Factor Small Cap ETF, First Trust Active Factor Mid Cap ETF, and First Trust Active Factor Large Cap ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 9, 2019, changed the name of First Trust Buffer April ETF to FT Cboe Vest US Equity Buffer ETF-August; changed the name of First Trust Ultra Buffer April ETF to FT Choe Vest US Equity Deep Buffer ETF-August; designated two additional Series to be named FT Cboe Vest US Equity Buffer ETF-November and FT Cboe Vest US Equity Deep Buffer ETF-November; and designated one additional series to be named First Trust Multi Manager Large Cap Growth ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 30, 2019, designated five additional Series to be named FT Cboe Vest U.S. Equity Deep Buffer ETF-February, FT Choe Vest U.S. Equity Deep Buffer ETF-May, FT Choe Vest U.S. Equity Buffer ETF-February, and FT Choe Vest U.S. Equity Buffer ETF-May, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 9, 2019, designated one additional Series to be named First Trust TCW Securitized Plus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 19, 2019, designated one additional Series to be named FT Choe Vest U.S. Equity Buffer Strategy ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 9, 2020, designated thitteen additional Series to be named FT CboeVest U.S. Equity Buffer ETF-June, FT Cboe Vest U.S. Equity Buffer ETF• July, FT Cboe Vest U.S. Equity Buffer ETF-September, FT Cboe Vest U.S. Equity Buffer ETF-October, FT Cboe Vest U.S. Equity Buffer ETF-December, FT Cboe Vest U.S, Equity Buffer ETF-January, FT Choe Vest U.S. Equity Deep Buffer ETF-June, FT Choe Vest U.S. Equity Deep Buffer ETF-July, FT Cboe Vest U.S. Equity Deep Buffer ETF-September, FT Cboe Vest U.S. Equity Deep Buffer ETF-October, FT Cboe Vest U.S. Equity Deep Buffer ETF-December, FT Cboe Vest U.S. Equity Deep Buffer ETF-January and First Trust Alternative Strategic Focus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on May 11, 2020, changed the name of First Trust Multi Manager Large Cap Growth ETF to First Trust Multi Manager Large Growth ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 8, 2020, designated four additional Series to be named FT Choe Vest U.S. Equity Buffer ETF-March, FT Cboe Vest U.S. Equity Buffer ETF-April, FT Cboe Vest U.S. Equity Deep Buffer ETF-March, FT Cboe Vest U.S. Equity Deep Buffer ETF-April, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent dated as of August 7, 2020, changed the name of FT Cboe Vest U.S. Equity Buffer Strategy ETF to FT Choe Vest Fund of Buffer ETFs, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares, of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 14, 2020, designated ten additional Series to be named First Trust TCW Emerging Market Debt ETF, FT Cboe Vest Fund of Deep Buffer ETFs, FT Cboe Vest Growth-100 Buffer ETF-March, FT Choe Vest Growth-100 Buffer ETF-June, FT Choe Vest Growth-100 Buffer ETF-September, FT Cboe Vest Growth-100 Buffer ETF-December, FT Cboe Vest International Equity Buffer ETF-March, FT Choe Vest International Equity Buffer ETF-June, FT Cboe Vest International Equity Buffer ETF-September and FT Choe Vest International Equity Buffer ETF-December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on November 11, 2020, designated ten additional Series to he named FT Choe Vest U.S. Equity Quarterly Enhanced ETF, FT Cboe Vest Growth-100 Quarterly Enhanced ETF, FT Cboe Vest Growth-100 Enhanced ETF-February, FT Chae Vest Growth-100 Enhanced ETF-May, FT Choe Vest Growth-100 Enhanced ETF-August, FT Choe Vest Growth-100 Enhanced ETF-November, FT Cboe Vest U.S. Equity Uncapped Bufferl5 ETF-February, FT Choe Vest U.S. Equity Uncapped Buffer15 ETF-May, FT Choe Vest U.S. Equity Uncapped Buffer15 ETF-August and FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-November, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 7, 2020, designated one additional Series to be named First Trust TCW ESG Premier Equity ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 8, 2021, designated one additional Series to he named First Trust Expanded Technology ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on April 26, 2021, designated one additional Series to be named First Trust Innovation Leaders ETF, and changed the name of FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-February; FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-May; FT Cboe Vest U.S. Equity Uncapped BufferlS ETF-August; FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-November to FT Cboe Vest U.S. Equity Enhance & Moderate Buffer· ETF — March; FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF — June; FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF —September; FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 7, 2021, designated two additional Series to be named FT Cboe Vest Dow 10 Target Income ETF and First Trust Multi-Manager Small Cap Opportunities ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by written consent on June 28, 2021, designated one additional Series to be named First Trust SkyBridge Crypto Leaders ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on July 19, 2021, designated two additional Series to be named FT Choe Vest Buffered Allocation Defensive ETF and FT Cboe Vest Buffered Allocation Growth ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on August 23, 2021, changed the names of FT Cboe Vest Growth-100 Buffer ETF-March, FT Cboe Vest Growth-100 Buffer ETF-June, FT Cboe Vest Growth-100 Buffer ETF-September, and FT Cboe Vest Growth-100 Buffer ETF-December FT Cboe Vest Nasdaq®-100 Buffer ETF-March, FT Cboe Vest Nasdaq®-100 Buffer ETF-June, FT Cboe Vest Nasdaq®-100 Buffer ETF-September, and FT Cboe Vest Nasdaq®-100 Buffer ETF-December, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Intere.st in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent dated as of September 10, 2021, changed the name of First Trust SkyBridge Crypto Leaders ETF to First Trust SkyBridge Crypto Industry and Digital Economy ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 18, 2021, changed the name of First Trust Municipal CEF Income Opportunity ETF to First Trust Flexible Municipal High Income ETF, subject to shareholder approval of a change in the Fund's investment strategy, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change, and the Fund subsequently changed its name on April 14, 2022;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 6, 2021, designated one additional Series to be named First Trust Multi-Manager International ETF and also changed the name of First Trust CEF Income Opportunity ETF to First Trust Income Opportunities ETF, subject to changes to the Fund's investment strategy, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change, and the Fund subsequently changed its name on April 7, 2022;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 7, 2022, designated one additional Series to be named FT Cboe Vest Fund of Nasdaq-100 Buffer ETFs, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 19, 2022, designated eight additional Series to be named FT Cboe Vest U.S. Equity Moderate Buffer ETF — January, FT Cboe Vest U.S. Equity Moderate Buffer ETF —April, FT Choe Vest U.S. Equity Moderate Buffer ETF July, FT Choe Vest U.S. Equity Moderate Buffer BTF — October, FT Cboe Vest U.S. Small Cap Buffer ETF —December, FT Cboe Vest U.S. Small Cap Buffer ETF — March, FT Cboe Vest U.S. Small Cap Buffer ETF — June and FT Cboe Vest U.S. Small Cap Buffer ETF September, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 24, 2022, designated one additional Series to be named First Trust Multi-Strategy Alternative ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent on November 21, 2022, designated eight additional Series to be named FT Choe Vest U.S. Equity Moderate Buffer ETF February, FT Cboe Vest U.S. Equity Moderate Buffer ETF — March, FT Cboe Vest U.S. Equity Moderate Buffer ETF — May, FT Cboe Vest U.S. Equity Moderate Buffer-June, FT Cboe Vest U.S. Equity Moderate Buffer ETF - August, FT Choe Vest U.S. Equity Moderate Buffer ETF — September, FT Cboe Vest U.S. Equity Moderate Buffer ETF —November, and FT Choe Vest U.S. Equity Moderate Buffer — December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 6, 2023, designated one additional Series to be named FT Cboe Vest Moderate Hedged Equity Strategy ETF, and renamed the FT Cboe Vest U.S. Small Cap Buffer ETF- December, FT Cboe Vest U.S. Small Cap Buffer ETF — March, FT Choe Vest U.S. Small Cap Buffer ETF — June and FT Choe Vest U.S. Small Cap Buffer ETF — September as FT Choe Vest US Small Cap Moderate Buffer ETF - February, FT Choe Vest US Small Cap Moderate Buffer ETF — May, FT Cboe Vest US Small Cap Moderate Buffer ETF August and FT Cboe Vest US Small Cap Moderate Buffer ETF — November, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 21, 2023, designated one additional Series to be named First Trust Active Global Quality Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent on April 26, 2023, designated eight additional Series to be named FT Choe Vest U.S. Equity Enhance& Moderate Buffer ETF July, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF — August, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF —October, FT Choe Vest U.S. Equity Enhance & Moderate Buffer RTF— November, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF — January, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF— February, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF —April, FT Choe Vest U.S. Equity Enhance & Moderate Buffer ETF — May, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 5, 2023, designated five additional Series to be named FT Cboe Vest U.S. Equity Buffer & Premium Income ETF — March, FT Cboe Vest U.S. Equity Buffer & Premium Income ETF — June, FT Cboe Vest U.S. Equity Buffer & Premium Income ETF September, FT Cboe Vest U.S. Equity Buffer & Premium Income ETF December, and FT Raymond James Multicap Growth Equity ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation; but due to a scrivener’s error, the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (Effective as of August 14, 2023) (the “Prior Designation”) incorrectly omitted the word “Income” from the names of the first four of those series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 11, 2023, designated one additional Series to be named First Trust EIP Enhanced Income Energy Infrastructure ETF, and changed the name of FT Cboe Vest Moderate Hedged Equity Strategy ETF to FT Cboe Vest Laddered Moderate Buffer ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation and the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 11, 2023, changed the name of FT Cboe Vest Fund of Buffer ETFs to FT Vest Laddered Buffer ETF, changed the name of FT Choe Vest Fund of Deep Buffer ETFs to FT Vest Laddered Deep Buffer ETF, changed the name of FT Choe Vest Fund of Nasdaq-100 Buffer ETFs to FT Vest Laddered Nasdaq Buffer ETF and changed the name of each series containing the term “Cboe Vest” by deleting the term “Cboe” from the name of each Series, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name changes on January 1, 2024;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 23, 2023, changed the name of First Trust EIP Enhanced Income Energy Infrastructure ETF to FT Energy Income Partners Enhanced Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 11, 2023 designated eighteen additional Series to be named FT Vest U.S. Equity Max Buffer ETF — January, FT Vest U.S. Equity Max Buffer ETF — February, FT Vest U.S. Equity Max Buffer ETF — March, FT Vest U.S. Equity Max Buffer ETF — April, FT Vest U.S. Equity Max Buffer ETF — June, FT Vest U.S. Equity Max Buffer ETF — July, FT Vest U.S. Equity Max Buffer ETF — August, FT Vest U.S. Equity Max Buffer ETF — September, FT Vest U.S. Equity Max Buffer ETF— October, FT Vest U.S. Equity Max Buffer ETF — November, FT Vest U.S. Equity Max Buffer ETF— December, FT Vest Nasdaq-100 Conservative Buffer ETF — January, FT Vest Nasdaq-100 Conservative Buffer ETF — April, FT Vest Nasdaq-100 Conservative Buffer RTF-July, FT Vest Nasdaq-100 Conservative Buffer ETF— October, FT Vest Nasdaq-100 Moderate Buffer ETF — February, FT Vest Nasdaq 100 Moderate Buffer ETF — May, FT Vest Nasdaq-100 Moderate Buffer ETF — August, and FT Vest Nasdaq-100 Moderate Buffer ETF — November, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on February 14, 2024 designated fourteen additional Series to be named FT Vest Laddered International Moderate Buffer ETF, FT Vest Laddered Small Cap Moderate Buffer ETF, FT Vest U.S. Equity Equal Weight Buffer ETF —January, FT Vest U.S. Equity Equal Weight Buffer ETF — February, FT Vest U.S. Equity Equal Weight Buffer ETF — March, FT Vest U.S. Equity Equal Weight Buffer ETF — April, FT Vest U.S. Equity Equal Weight Buffer ETF — May, FT Vest U.S. Equity Equal Weight Buffer ETF — June, FT Vest U.S. Equity Equal Weight Buffer ETF -July, FT Vest U.S. Equity Equal Weight Buffer ETF — August, FT Vest U.S. Equity Equal Weight Buffer ETF — September, FT Vest U.S. Equity Equal Weight Buffer ETF — October, FT Vest U.S. Equity Equal Weight Buffer ETF — November, FT Vest U.S. Equity Equal Weight Buffer ETF — December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 3, 2024 designated ten additional Series to be named FT Vest US Equity Quarterly 2.5 to 15 Buffer ETF, FT Vest US Equity Quarterly Dynamic Buffer ETF, FT Vest Emerging Markets Buffer ETF — March, FT Vest Emerging Markets Buffer ETF — June, FT Vest Emerging Markets Buffer ETF — September, FT Vest Emerging Markets Buffer ETF — December, FT Vest Equity Uncapped Accelerator — March, FT Vest Equity Uncapped Accelerator — June, FT Vest Equity Uncapped Accelerator — September, and FT Vest Equity Uncapped Accelerator — December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 9, 2024 designated two additional Series to be named FT Vest US Equity Quarterly Max Buffer ETF, and FT Confluence BOC & Speciality Finance Income ETF, and changed the names of FT Vest Equity Uncapped Accelerator — March, FT Vest Equity Uncapped Accelerator — June, FT Vest Equity Uncapped Accelerator — September, and FT Vest Equity Uncapped Accelerator — December to FT Vest Equity Uncapped Accelerator — April, FT Vest Equity Uncapped Accelerator — July, FT Vest Equity Uncapped Accelerator — October, and FT Vest Equity Uncapped Accelerator — January, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations and the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 22, 2024 designated four additional Series to be named FT Vest Nasdaq-100 Uncapped Accelerator ETF — March, FT Vest Nasdaq-100 Uncapped Accelerator ETF —· June, FT Vest Nasdaq-100 Uncapped Accelerator ETF — September, and FT Vest Nasdaq-100 Uncapped Accelerator ETF — December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations;

WHEREAS, there was a scrivener's error in the description of the designations authorized at the meeting of the Board of Trustees held on September 9, 2024 in the Trust's Amended and Restated Designation of Series effective September 10, 2024 which has been corrected herewith;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 10, 2025 designated two additional Series to be named FT Vest Laddered Enhance & Moderate Buffer ETF and FT Vest Laddered Max Buffer ETF, and changed the names of First Trust TCW Securitized Plus ETF to First Trust Securitized Plus ETF, First Trust TCW Opportunistic Fixed Income ETF to First Trust Smith Opportunistic Fixed Income ETF, and First Trust TCW Unconstrained Plus Bond ETF to First Trust Smith Unconstrained Bond ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations and the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 9, 2025 designated eight additional Series to be named FT Vest US Equity Dual Directional Buffer ETF February, FT Vest US Equity Dual Directional Buffer ETF- May, FT Vest US Equity Dual Directional Buffer ETF — August, FT Vest US Equity Dual Directional Buffer ETF — November, FT Vest US Equity Buffer & Digital Return ETF — January, FT Vest US Equity Buffer & Digital Return ETF — April, FT Vest US Equity Buffer & Digital Return ETF — July, FT Vest US Equity Buffer & Digital Return ETF — October, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 8, 2025 designated four additional Series to be named FT Vest Laddered Emerging Markets Buffer ETF, FT Vest Laddered US Equity Equal Weight Buffer ETF, FT Vest Laddered US Equity Uncapped Accelerator ETF, and First Trust Flexible Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 9, 2026 designated seven additional Series to be named First Trust Active Factor International ETF, FT Vest US Equity Quarterly 15 Buffer ETF, FT Vest Nasdaq-100 Dual Directional Buffer ETF — March, FT Vest Nasdaq-100 Dual Directional Buffer ETF — June, FT Vest Nasdaq-100 Dual Directional Buffer ETF — September, FT Vest Nasdaq-100 Dual Directional Buffer ETF — December, and FT Vest US Equity Quarterly Buffer ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations; and

WHEREAS, there was a scrivener's error in the description of the designations authorized at the meeting of the Board of Trustees held on December 8, 2025 in the Trust’s Amended and Restated Designation of Series effective March 17, 2026 which has been corrected herewith,

NOW THEREFORE, the undersigned does hereby certify that the following Series of the Trust have been established and designated by the Trustees of the Trust, with such relative lights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

1       First Trust Income Opportunities ETF

2       First Trust Flexible Municipal High Income ETF

3       EquityCompass Risk Manager ETF

4       EquityCompass Tactical Risk Manager ETF

5       First Trust Smith Opportunistic Fixed Income ETF

6       First Trust Smith Unconstrained Bond ETF

7       First Trust Pax U.S. Equity ESG Leaders ETF

8       First Trust Low Duration Strategic Focus ETF

9       FT Vest US Equity Buffer ETF-August

10       FT Vest US Equity Deep Buffer ETF-August

11       First Trust Active Factor Small Cap ETF

12       First Trust Active Factor Mid Cap ETF First Trust Active Factor Large Cap ETF

14       First Trust Multi Manager Large Growth ETF

15       FT Vest US Equity Buffer ETF-November

16       FT Vest US Equity Deep Buffer ETF-November

17       FT Vest U.S. Equity Deep Buffer ETF-February

18       FT Vest U.S. Equity Deep Buffer ETF-May

19       FT Vest U.S. Equity Buffer ETF-February

20       FT Vest U.S. Equity Buffer ETF-May

21       First Trust Securitized Plus ETF

22       FT Vest Laddered Buffer ETF

23       FT Vest U.S. Equity Buffer ETF-June

24       FT Vest U.S. Equity Buffer ETF-July

25       FT Vest U.S. Equity Buffer ETF-September

26       FT Vest U.S. Equity Buffer ETF-October

27       FT Vest U.S. Equity Buffer ETF-December

28       FT Vest U.S. Equity Buffer ETF-January

29       FT Vest U.S. Equity Deep Buffer ETF-December

30       FT Vest U.S. Equity Deep Buffer ETF-January

31       FT Vest U.S. Equity Deep Buffer ETF-June

32       FT Vest U.S. Equity Deep Buffer ETF-July

33       FT Vest U.S. Equity Deep Buffer ETF-September

34       FT Vest U.S. Equity Deep Buffer ETF-October

35       First Trust Alternative Strategic Focus ETF

36       FT Vest U.S. Equity Buffer ETF-March

37       FT Vest U.S. Equity Buffer ETF-April

38       FT Vest U.S. Equity Deep Buffer ETF-March

39       FT Vest U.S. Equity Deep Buffer ETF-April

40       First Trust TCW Emerging Market Debt ETF

41       FT Vest Laddered Deep Buffer ETF

42       FT Vest Nasdaq®-100 Buffer ETF-March

43       FT Vest Nasdaq®-100 Buffer ETF-June

44       FT Vest Nasdaq®-100 Buffer ETF-September

45       FT Vest Nasdaq®-100 Buffer ETF-December

46       FT Vest International Equity Buffer ETF-March

47       FT Vest International Equity Buffer ETF-June

48       FT Vest International Equity Buffer ETF-September

49       FT Vest International Equity Buffer ETF-December

50       FT Vest U.S. Equity Quarterly Enhanced ETF

51       FT Vest Growth-100 Quarterly Enhanced ETF

52       FT Vest Growth-100 Enhanced ETF-February

53       FT Vest Growth-100 Enhanced ETF-May

54       FT Vest Growth-100 Enhanced ETF-August

55       FT Vest Growth-100 Enhanced ETF-November

56       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-March

57       FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June

58       FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September

59       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-December

60       First Trust TCW ESG Premier Equity ETF

61       First Trust Expanded Technology ETF

62       First Trust Innovation Leaders ETF

63       FT Vest Dow 10 Target Income ETF

64       First Trust Multi-Manager Small Cap Opportunities ETF

65       First Trust SkyBridge Crypto Industry and Digital Economy ETF

66       FT Vest Buffered Allocation Defensive ETF

67       FT Vest Buffered Allocation Growth ETF

68       First Trust Multi-Manager International ETF

69       FT Vest Laddered Nasdaq Buffer ETF

70       FT Vest U.S. Equity Moderate Buffer ETF-January

71       FT Vest U.S. Equity Moderate Buffer ETF-April

72       FT Vest U.S. Equity Moderate Buffer ETF-July

73       FT Vest U.S. Equity Moderate Buffer ETF-October

74       FT Vest US Small Cap Moderate Buffer ETF-February

75       FT Vest US Small Cap Moderate Buffer ETF-May

76       FT Vest US Small Cap Moderate Buffer ETF-August

77       FT Vest US Small Cap Moderate Buffer ETF-November

78       First Trust Multi-Strategy Alternative ETF

79       FT Vest U.S. Equity Moderate Buffer ETF - February

80       FT Vest U.S. Equity Moderate Buffer ETF - March

81       FT Vest U.S. Equity Moderate Buffer ETF - May

82       FT Vest U.S. Equity Moderate Buffer ETF - June

83       FT Vest U.S. Equity Moderate Buffer ETF - August

84       FT Vest U.S. Equity Moderate Buffer ETF - September

85       FT Vest U.S. Equity Moderate Buffer ETF - November

86       FT Vest U.S. Equity Moderate Buffer ETF - December

87       FT Vest Laddered Moderate Buffer

88       First Trust Active Global Quality Income ETF

89       FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July

90       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-August

91       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-October

92       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-November

93       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-January

94       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-February

95       FT Vest U.S. Equity Enhance & Moderate Buffer ETF-April

96       FT Vest U.S. Equity Enhance & Moderate Buffer ETF -May

97       FT Vest U.S. Equity Buffer & Premium Income ETF-March

98       FT Vest U.S. Equity Buffer & Premium Income ETF - June

99       FT Vest U.S. Equity Buffer & Premium Income ETF - September

100       FT Vest U.S. Equity Buffer & Premium Income ETF-December

101       FT Raymond James Multicap Growth Equity ETF

102       FT Energy Income Partners Enhanced Income ETF

103       FT Vest U.S. Equity Max Buffer ETF- January

104       FT Vest U.S. Equity Max Buffer ETF-February

105       FT Vest U.S. Equity Max Buffer ETF-March

106       FT Vest U.S. Equity Max Buffer ETF -April

107       FT Vest U.S. Equity Max Buffer ETF- May

108       FT Vest U.S. Equity Max Buffer ETF-June

109       FT Vest U.S. Equity Max Buffer ETF -July

110       FT Vest U.S. Equity Max Buffer ETF-August

111       FT Vest U.S. Equity Max Buffer ETF- September

112       FT Vest U.S. Equity Max Buffer ETF- October

113       FT Vest U.S. Equity Max Buffer ETF -November

114       FT Vest U.S. Equity Max Buffer ETF -December

115       FT Vest Nasdaq-100 Conservative Buffer ET-January

116       FT Vest Nasdaq-100 Conservative Buffer ETF-April

117       FT Vest Nasdaq-100 Conservative Buffer ETF-July

118       FT Vest Nasdaq-100 Conservative Buffer ETF-October

119       FT Vest Nasdaq 100 Moderate Buffer ETF-February

120       FT Vest Nasdaq 100 Moderate Buffer ETF-May

121       FT Vest Nasdaq 100 Moderate Buffer ETF -August

122       FT Vest Nasdaq 100 Moderate Buffer ETF- November

123       FT Vest Laddered International Moderate Buffer ETF

124       FT Vest Laddered Small Cap Moderate Buffer ETF

125       FT Vest U.S. Equity Equal Weight Buffer ETF-January

126       FT Vest U.S. Equity Equal Weight Buffer ETF-Fcbruary

127       FT Vest U.S. Equity Equal Weight Buffer ETF-March

128       FT Vest U.S. Equity Equal Weight Buffer ETF-April

129       FT Vest U.S. Equity Equal Weight Buffer ETF - May

130       FT Vest U.S. Equity Equal Weight Buffer ETF- June

131       FT Vest U.S. Equity Equal Weight Buffer ETF-July

132       FT Vest U.S. Equity Equal Weight Buffer ETF-August

133       FT Vest U.S. Equity Equal Weight Buffer ETF- September

134       FT Vest U.S. Equity Equal Weight Buffer ETF -October

135       FT Vest U.S. Equity Equal Weight Buffer ETF-November

136       FT Vest U.S. Equity Equal Weight Buffer ETF-December

137       FT Vest US Equity Quarterly 2.5 to 15 Buffer ETF

138       FT Vest US Equity Quarterly Dynamic Buffer ETF

139       FT Vest Emerging Markets Buffer ETF - March

140       FT Vest Emerging Markets Buffer ETF-June

141       FT Vest Emerging Markets Buffer ETF- September

142       FT Vest Emerging Markets Buffer ETF-December

143       FT Vest Equity Uncapped Accelerator -April

144       FT Vest Equity Uncapped Accelerator-July

145       FT Vest Equity Uncapped Accelerator - October

146       FT Vest Equity Uncapped Accelerator - January

147       FT Vest US Equity Quarterly Max Buffer ETF

148       FT Confluence BDC & Specialty Finance Income ETF

149       FT Vest Nasdaq-100 Uncapped Accelerator ETF-March

150       FT Vest Nasdaq-100 Uncapped Accelerator ETF-June

151       FT Vest Nasdaq-100 Uncapped Accelerator ETF-September

152       FT Vest Nasdaq-100 Uncapped Accelerator ETF-December

153       FT Vest Laddered Enhance & Moderate Buffer ETF

154       FT Vest Laddered Max Buffer ETF

155       FT Vest US Equity Dual Directional Buffer ETF-February

156       FT Vest US Equity Dual Directional Buffer ETF-May

157       FT Vest US Equity Dual Directional Buffer ETF-August

158       FT Vest US Equity Dual Directional Buffer ETF-November

159       FT Vest US Equity Buffer & Digital Return E1F-January

160       FT Vest US Equity Buffer & Digital Return ETF-April

161       FT Vest US Equity Buffer & Digital Return ETF-July

162       FT Vest US Equity Buffer & Digital Return ETF-October

163       FT Vest Laddered Emerging Markets Buffer ETF

164       FT Vest Laddered US Equity Equal Weight Buffer ETF

165       FT Vest Laddered US Equity Uncapped Accelerator ETF

167       First Trust Flexible Income ETF

168       First Trust Active Factor International ETF

169       FT Vest US Equity Quarterly 15 Buffer ETF

170       FT Vest Nasdaq-100 Dual Directional Buffer ETF -March

171       FT Vest Nasdaq-100 Dual Directional Buffer ETF-June

172       FT Vest Nasdaq-100 Dual Directional Buffer ETF-September

173       FT Vest Nasdaq-100 Dual Directional Buffer ETF-December

174       FT Vest US Equity Quarterly Buffer ETF

1.     Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.     The number of authorized Shares of each Series is unlimited.

3.     Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.     With respect to each Series, (a) the purchase price of the Shares, (b) foes and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative tem1s have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.     The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.     The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.     Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

IN WITNESS WHEREOF, the undersigned, being the Assistant Secretary ofthe Trust, has executed this instrument as of March 26, 2026.

/s/ Erin Klassman
Erin Klassman, Assistant Secretary

State of Illinois	)
	)	SS.
County of DuPage	)

Then personally appeared the above-named person(s) who are known to me to be the Assistant Secretary of the Trust whose name and signature are affixed to the foregoing Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and who acknowledged the same to be his free act and deed, before me this March 26, 2026.

/s/ Lauri Pokorny
Notary Public My Commission Expires: 7/16/2026

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth